Exhibit 99.1

Caleres Reports Third Quarter 2025 Results

Lead Brands & owned eCommerce up double digits. Stuart Weitzman integration progressing toward unlocking synergies.

ST. LOUIS, December 9, 2025 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the third quarter 2025.

●	Reported consolidated sales of $790.1 million, up 6.6% versus last year (up 0.4% excluding Stuart Weitzman)
o	Brand Portfolio sales increased 18.8% with $45.8 million in contribution from Stuart Weitzman;
o	Brand Portfolio organic sales increased 4.6% with Lead Brands, in total, up double digits, growth across all channels of our Brand Portfolio business and market share gain in women’s fashion footwear (+0.5%), excluding Stuart Weitzman;
o	Famous Footwear sales declined 2.2%, with comparable sales down 1.2%;
●	Owned eCommerce sales across Famous Footwear and Brand Portfolio up double digits;
●	GAAP earnings per diluted share of $0.07, compared to last year’s earnings per diluted share of $1.19. Adjusted earnings per diluted share of $0.38, compared to last year’s adjusted earnings per diluted share of $1.23; Adjusted earnings per diluted share excluding Stuart Weitzman of $0.67;
●	Completed Stuart Weitzman acquisition in August for a preliminary purchase price of $108.9 million, net of cash acquired.

“Caleres delivered third quarter sales results that were ahead of our internal expectations, highlighted by organic sales growth in our Brand Portfolio segment, strong Lead Brands performance, sequential improvement in trends at Famous Footwear, and accelerated eCommerce momentum in both segments of our business,” said Jay Schmidt, president and chief executive officer. “With the recent addition of Stuart Weitzman, our Brand Portfolio now drives nearly half our sales and more than half our operating earnings. As we expected, we experienced pressure on our earnings from tariffs and near-term acquisition dilution, however, the fundamentals of our business are improving.”

“For the balance of the year, we will be working to transition the Stuart Weitzman business to Caleres systems and clean up aged and excess inventory as we hone our strategies for long-term growth and profitability of the brand. In fiscal 2026, we will begin to unlock synergistic cost savings,” said Schmidt. “Through this integration process, we are sharpening our operating structure to better leverage our scale and strengthen our ability to build and grow powerful brands and consumer experiences. We are confident that executing our strategic plans will result in improved financial performance and drive long-term value for our shareholders.”

Third Quarter 2025 Results

(13-weeks ended November 1, 2025 compared to 13-weeks ended November 2, 2024)

o	Net sales were $790.1 million, up 6.6% versus third quarter 2024;
o	Famous Footwear segment net sales decreased 2.2% versus last year, with comparable sales down 1.2%;
o	Brand Portfolio segment net sales increased 18.8% versus last year. Excluding Stuart Weitzman, net sales increased 4.6% to last year;
o	Direct-to-consumer sales represented approximately 71% of total net sales;

o	Gross profit was $329.9 million with gross margin of 41.8%, down 230-basis points versus last year. Adjusted gross margin was 42.7%, down 140-basis points versus last year;
o	Famous Footwear segment gross margin of 41.6%, down 130-basis points versus last year;

o	Brand Portfolio segment gross margin of 40.3%, down 350-basis points versus last year. Adjusted gross margin of 42.3%, down 150-basis points versus last year;

o	Selling and administrative expenses were $311.3 million, or 39.4% of net sales, up 310-basis points versus last year, primarily reflecting $32.2 million in expense related to Stuart Weitzman. Excluding Stuart Weitzman, selling and administrative expenses were up $10 million, reflecting an unfavorable comparison to last year’s incentive compensation release;
o	GAAP net earnings of $2.4 million, or earnings per diluted share of $0.07 versus last year’s GAAP net earnings of $41.4 million or earnings per diluted share of $1.19. Adjusted net earnings of $13.1 million, or adjusted earnings per diluted share of $0.38, versus last year’s net earnings of $42.6 million, or earnings per diluted share of $1.23. Excluding Stuart Weitzman, adjusted earnings per diluted share were $0.67;
o	Inventory was $678.2 million at quarter-end, up $92 million versus last year. Excluding Stuart Weitzman inventory of $77 million, inventory was up 2.6% versus last year.
o	Borrowings under the asset-based revolving credit facility were $355 million at quarter-end, and liquidity was $312 million.

Earnings (loss) per diluted share	Q3 2025	Q3 2024
GAAP	$0.07	$1.19
Adjusted	$0.38	$1.23
Adjusted excluding Stuart Weitzman	$0.67	$1.23

Fiscal 2025 Outlook

We expect continued tariff pressure on gross margin and earnings dilution from Stuart Weitzman. Additionally, we anticipate a full-year tax rate of 27% to 28%. We expect a loss per diluted share for the fourth quarter on both a GAAP and adjusted basis. For the full year, we anticipate GAAP loss per diluted share in the range of $0.13 to $0.18 and adjusted earnings per diluted share in the range of $0.55 to $0.60, including $0.60 to $0.65 dilution from Stuart Weitzman.

Earnings (loss) per diluted share	FY25
GAAP	($0.13) to ($0.18)
Adjusted	$0.55 to $0.60
Adjusted excluding Stuart Weitzman	$1.15 to $1.25

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Tuesday, December 9, 2025. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/events-and-presentations for a limited period. Investors can access the replay through December 23, 2025 by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13757191.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides estimated and future gross profit, operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries and the financial results of the acquired Stuart Weitzman business, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures and metrics help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (x) transitional challenges with acquisitions and divestitures; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to responsible business initiatives; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2025, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
($ thousands, except per share data)	November 1, 2025	November 2, 2024	November 1, 2025	November 2, 2024
Net sales	$790,051	$740,941	$2,062,791	$2,083,456
Cost of goods sold	460,102	413,981	1,168,353	1,136,522
Gross profit	329,949	326,960	894,438	946,934
Selling and administrative expenses	311,276	268,669	847,506	803,355
Restructuring and other special charges, net	6,705	1,593	14,088	1,593
Operating earnings	11,968	56,698	32,844	141,986
Interest expense, net	(5,495)	(2,914)	(13,786)	(10,025)
Other (expense) income, net	(310)	34	1,367	2,202
Earnings before income taxes	6,163	53,818	20,425	134,163
Income tax provision	(4,729)	(12,699)	(5,985)	(31,973)
Net earnings	1,434	41,119	14,440	102,190
Net loss attributable to noncontrolling interests	(952)	(308)	(1,602)	(135)
Net earnings attributable to Caleres, Inc.	$2,386	$41,427	$16,042	$102,325

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.07	$1.20	$0.47	$2.93

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.07	$1.19	$0.47	$2.92

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	November 1, 2025	November 2, 2024
ASSETS
Cash and cash equivalents	$33,963	$33,685
Receivables, net	180,842	176,080
Inventories, net	678,214	585,877
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	71,214	57,888
Total current assets	981,010	870,307

Lease right-of-use assets	573,318	589,141
Property and equipment, net	191,071	176,428
Goodwill and intangible assets, net	203,155	195,033
Other assets	130,368	125,030
Total assets	$2,078,922	$1,955,939

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$355,000	$238,500
Trade accounts payable	214,651	258,258
Lease obligations	126,132	117,523
Other accrued expenses	228,487	192,149
Total current liabilities	924,270	806,430

Noncurrent lease obligations	479,971	506,336
Other liabilities	49,351	36,867
Total other liabilities	529,322	543,203

Total Caleres, Inc. shareholders’ equity	616,751	598,284
Noncontrolling interests	8,579	8,022
Total equity	625,330	606,306
Total liabilities and equity	$2,078,922	$1,955,939

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
($ thousands)	November 1, 2025	November 2, 2024
OPERATING ACTIVITIES:
Net cash provided by operating activities	$40,454	$75,855

INVESTING ACTIVITIES:
Purchases of property and equipment	(44,071)	(38,410)
Capitalized software	(2,738)	(1,918)
Acquisition of Stuart Weitzman, net of cash received	(108,858)	—
Net cash used for investing activities	(155,667)	(40,328)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	748,500	537,368
Repayments under revolving credit agreement	(613,000)	(480,868)
Debt issuance costs	(2,920)	—
Dividends paid	(7,104)	(7,342)
Acquisition of treasury stock	(5,051)	(65,039)
Issuance of common stock under share-based plans, net	(3,575)	(8,820)
Contributions by noncontrolling interests	2,650	1,500
Net cash provided by (used for) financing activities	119,500	(23,201)
Effect of exchange rate changes on cash and cash equivalents	40	1
Increase in cash and cash equivalents	4,327	12,327
Cash and cash equivalents at beginning of period	29,636	21,358
Cash and cash equivalents at end of period	$33,963	$33,685

SCHEDULE 4

CALERES, INC.

RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) AND ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE, EXCLUDING STUART WEITZMAN (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	November 1, 2025			November 2, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$2,386	$0.07		$41,427	$1.19

Charges/other items:
Stuart Weitzman acquisition and integration costs	$11,493	8,540	0.25	—	—	—
Expense reduction initiatives	2,881	2,139	0.06	—	—	—
Restructuring costs	—	—	—	1,593	1,183	0.04
Total charges/other items	$14,374	$10,679	$0.31	$1,593	$1,183	$0.04
Adjusted earnings		$13,065	$0.38		$42,610	$1.23

Stuart Weitzman
Stuart Weitzman impact (1)	$(12,613)	$(9,826)	$(0.29)		$—	$—
Adjusted earnings, excluding Stuart Weitzman		$22,891	$0.67		$42,610	$1.23

	(Unaudited)
	Thirty-Nine Weeks Ended
	November 1, 2025			November 2, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$16,042	$0.47		$102,325	$2.92

Charges/other items:
Stuart Weitzman acquisition and integration costs	$14,379	10,683	0.32	$—	—	—
Expense reduction initiatives	7,378	5,479	0.16	—	—	—
Restructuring costs	—	—	—	1,593	1,183	0.03
Total charges/other items	$21,757	$16,162	$0.48	$1,593	$1,183	$0.03
Adjusted earnings		$32,204	$0.95		$103,508	$2.95

Stuart Weitzman
Stuart Weitzman impact (1)	$(12,613)	$(9,826)	$(0.29)		$—	$—
Adjusted earnings, excluding Stuart Weitzman		$42,030	$1.24		$103,508	$2.95

(1)	Represents the pre-tax impact, net earnings and diluted earnings per share of Stuart Weitzman, adjusted for Stuart Weitzman acquisition and integration costs and $1.6 million of estimated interest on additional borrowings on the revolving credit agreement, at an estimated statutory tax rate of 22.1%.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Net sales	$418,751	$428,264	$383,711	$322,936	$(12,411)	$(10,259)	$790,051	$740,941
Net sales, excluding Stuart Weitzman (1)	418,751	428,264	337,886	322,936	(12,411)	(10,259)	744,226	740,941

Gross profit	174,309	183,825	154,719	141,559	921	1,576	329,949	326,960
Adjusted gross profit	174,309	183,825	162,388	141,559	921	1,576	337,618	326,960
Adjusted gross profit, excluding Stuart Weitzman	174,309	183,825	141,270	141,559	921	1,576	316,500	326,960
Gross margin	41.6%	42.9%	40.3%	43.8%	(7.4)%	(15.4)%	41.8%	44.1%
Adjusted gross margin	41.6%	42.9%	42.3%	43.8%	(7.4)%	(15.4)%	42.7%	44.1%
Adjusted gross margin, excluding Stuart Weitzman	41.6%	42.9%	41.8%	43.8%	(7.4)%	(15.4)%	42.5%	44.1%

Operating earnings (loss)	20,723	29,568	11,116	34,052	(19,871)	(6,922)	11,968	56,698
Adjusted operating earnings (loss)	20,874	29,761	19,968	35,145	(14,500)	(6,615)	26,342	58,291
Adjusted operating earnings (loss), excluding Stuart Weitzman	20,874	29,761	31,026	35,145	(14,500)	(6,615)	37,400	58,291
Operating margin	4.9%	6.9%	2.9%	10.5%	n/m %	n/m %	1.5%	7.7%
Adjusted operating margin	5.0%	6.9%	5.2%	10.9%	n/m %	n/m %	3.3%	7.9%
Adjusted operating margin, excluding Stuart Weitzman	5.0%	6.9%	9.2%	10.9%	n/m %	n/m %	5.0%	7.9%

Comparable sales % (on a 13-week basis)	(1.2)%	2.5%	—%	—%	—%	—%	—%	—%
Company-operated stores, end of period	823	851	197	111	—	—	1,020	962

n/m – Not meaningful

(1)	Stuart Weitzman net sales were $45.8 million in the thirteen and thirty-nine weeks ended November 1, 2025.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Gross profit	$174,309	$183,825	$154,719	$141,559	$921	$1,576	$329,949	$326,960
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	7,669	—	—	—	7,669	—
Total charges/other items	—	—	7,669	—	—	—	7,669	—
Adjusted gross profit	$174,309	$183,825	$162,388	$141,559	$921	$1,576	$337,618	$326,960

Stuart Weitzman
Stuart Weitzman gross profit	—	—	21,118	—	—	—	21,118	—
Adjusted gross profit, excluding Stuart Weitzman	$174,309	$183,825	$141,270	$141,559	$921	$1,576	$316,500	$326,960

Operating earnings (loss)	$20,723	$29,568	$11,116	$34,052	$(19,871)	$(6,922)	$11,968	$56,698
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	8,019	—	3,474	—	11,493	—
Expense reduction initiatives	151	—	833	—	1,897	—	2,881	—
Restructuring costs	—	193	—	1,093	—	307	—	1,593
Total charges/other items	151	193	8,852	1,093	5,371	307	14,374	1,593
Adjusted operating earnings (loss)	$20,874	$29,761	$19,968	$35,145	$(14,500)	$(6,615)	$26,342	$58,291

Stuart Weitzman
Stuart Weitzman operating loss (2)	—	—	(11,058)	—	—	—	(11,058)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$20,874	$29,761	$31,026	$35,145	$(14,500)	$(6,615)	$37,400	$58,291

(2)	Represents the operating loss of Stuart Weitzman, adjusted for Stuart Weitzman acquisition and integration costs.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Net sales	$1,146,020	$1,198,105	$954,726	$925,644	$(37,955)	$(40,293)	$2,062,791	$2,083,456
Net sales, excluding Stuart Weitzman (1)	1,146,020	1,198,105	908,901	925,644	(37,955)	(40,293)	2,016,966	2,083,456

Gross profit	497,481	534,166	395,060	411,255	1,897	1,513	894,438	946,934
Adjusted gross profit	497,481	534,166	402,729	411,255	1,897	1,513	902,107	946,934
Adjusted gross profit, excluding Stuart Weitzman	497,481	534,166	381,611	411,255	1,897	1,513	880,989	946,934
Gross margin	43.4%	44.6%	41.4%	44.4%	(5.0)%	(3.8)%	43.4%	45.5%
Adjusted gross margin	43.4%	44.6%	42.2%	44.4%	(5.0)%	(3.8)%	43.7%	45.5%
Adjusted gross margin, excluding Stuart Weitzman	43.4%	44.6%	42.0%	44.4%	(5.0)%	(3.8)%	43.7%	45.5

Operating earnings (loss)	44,248	80,808	35,180	99,097	(46,584)	(37,919)	32,844	141,986
Adjusted operating earnings (loss)	44,521	81,001	45,825	100,190	(35,745)	(37,612)	54,601	143,579
Adjusted operating earnings (loss), excluding Stuart Weitzman	44,521	81,001	56,883	100,190	(35,745)	(37,612)	65,659	143,579
Operating margin	3.9%	6.7%	3.7%	10.7%	n/m %	n/m %	1.6%	6.8%
Adjusted operating margin	3.9%	6.8%	4.8%	10.8%	n/m %	n/m %	2.6%	6.9%
Adjusted operating margin, excluding Stuart Weitzman	3.9%	6.8%	6.3%	10.8%	n/m %	n/m %	3.3%	6.9%

Comparable sales % (on a 39-week basis)	(3.0)%	(0.9)%	—%	—%	—%	—%	—%	—%
Company-operated stores, end of period	823	851	197	111	—	—	1,020	962

n/m – Not meaningful

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,	November 1,	November 2,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Gross profit	$497,481	$534,166	$395,060	$411,255	$1,897	$1,513	$894,438	$946,934
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	7,669	—	—	—	7,669	—
Total charges/other items	—	—	7,669	—	—	—	7,669	—
Adjusted gross profit	$497,481	$534,166	$402,729	$411,255	$1,897	$1,513	$902,107	$946,934

Stuart Weitzman
Stuart Weitzman gross profit	—	—	21,118	—	—	—	21,118	—
Adjusted gross profit, excluding Stuart Weitzman	$497,481	$534,166	$381,611	$411,255	$1,897	$1,513	$880,989	$946,934

Operating earnings (loss)	$44,248	$80,808	$35,180	$99,097	$(46,584)	$(37,919)	$32,844	$141,986
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	8,019	—	6,360	—	14,379	—
Expense reduction initiatives	273	—	2,626	—	4,479	—	7,378	—
Restructuring costs	—	193	—	1,093	—	307	—	1,593
Total charges/other items	273	193	10,645	1,093	10,839	307	21,757	1,593
Adjusted operating earnings (loss)	$44,521	$81,001	$45,825	$100,190	$(35,745)	$(37,612)	$54,601	$143,579

Stuart Weitzman
Stuart Weitzman operating loss (2)	—	—	(11,058)	—	—	—	(11,058)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$44,521	$81,001	$56,883	$100,190	$(35,745)	$(37,612)	$65,659	$143,579

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 1, 2025	November 2, 2024	November 1, 2025	November 2, 2024
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$1,434	$41,119	$14,440	$102,190
Net loss attributable to noncontrolling interests	952	308	1,602	135
Net earnings attributable to Caleres, Inc.	2,386	41,427	16,042	102,325
Net earnings allocated to participating securities	(99)	(1,417)	(608)	(3,721)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$2,287	$40,010	$15,434	$98,604

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,519	33,435	32,512	33,704
Dilutive effect of share-based awards	125	106	125	106
Diluted common shares attributable to Caleres, Inc.	32,644	33,541	32,637	33,810

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.07	$1.20	$0.47	$2.93

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.07	$1.19	$0.47	$2.92

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 1, 2025	November 2, 2024	November 1, 2025	November 2, 2024
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$12,113	$42,302	$30,602	$103,373
Net loss attributable to noncontrolling interests	952	308	1,602	135
Adjusted net earnings attributable to Caleres, Inc.	13,065	42,610	32,204	103,508
Net earnings allocated to participating securities	(529)	(1,458)	(1,235)	(3,765)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$12,536	$41,152	$30,969	$99,743

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,519	33,435	32,512	33,704
Dilutive effect of share-based awards	125	106	125	106
Diluted common shares attributable to Caleres, Inc.	32,644	33,541	32,637	33,810

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.39	$1.23	$0.95	$2.96

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.38	$1.23	$0.95	$2.95

SCHEDULE 8

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE, EXCLUDING STUART WEITZMAN RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 1, 2025	November 2, 2024	November 1, 2025	November 2, 2024
($ thousands, except per share data)
Adjusted net earnings, excluding Stuart Weitzman, attributable to Caleres, Inc.:
Adjusted net earnings, excluding Stuart Weitzman	$21,939	$42,302	$40,428	$103,373
Net loss attributable to noncontrolling interests	952	308	1,602	135
Adjusted net earnings, excluding Stuart Weitzman, attributable to Caleres, Inc.	22,891	42,610	42,030	103,508
Net earnings allocated to participating securities	(924)	(1,458)	(1,617)	(3,765)
Adjusted net earnings, excluding Stuart Weitzman, attributable to Caleres, Inc. after allocation of earnings to participating securities	$21,967	$41,152	$40,413	$99,743

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,519	33,435	32,512	33,704
Dilutive effect of share-based awards	125	106	125	106
Diluted common shares attributable to Caleres, Inc.	32,644	33,541	32,637	33,810

Basic adjusted earnings per common share, excluding Stuart Weitzman, attributable to Caleres, Inc. shareholders	$0.68	$1.23	$1.24	$2.96

Diluted adjusted earnings per common share, excluding Stuart Weitzman, attributable to Caleres, Inc. shareholders	$0.67	$1.23	$1.24	$2.95

SCHEDULE 9

CALERES, INC.

RECONCILIATION OF DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) AND ADJUSTED DILUTED EARNINGS PER SHARE, EXCLUDING STUART WEITZMAN (NON-GAAP BASIS)

	(Unaudited)
	Fiscal 2025 Guidance
	Low	High

GAAP diluted earnings (loss) per share	$(0.18)	$(0.13)

Charges/other items	0.73	0.73
Adjusted diluted earnings per share	$0.55	$0.60

Stuart Weitzman earnings (loss) impact	(0.60)	(0.65)
Adjusted diluted earnings per share, excluding Stuart Weitzman	$1.15	$1.25

9

Investor Contact:

Liz Dunn

ldunn@caleres.com